Exhibit 99.1

 VEGA-1 Phase 2 Topline Results Conference Call  June 30, 2021

 Disclosures and Forward Looking Statements   This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning Ocuphire Pharma, Inc.’s (“Ocuphire” or the “Company”) product candidates and future milestones, including the potential for Nyxol to be a “best in class” presbyopia drop.  These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) timing or ability for the company to achieve its targeted milestones; (ii) the success and timing of regulatory submissions and pre-clinical and clinical trials; (iii) regulatory requirements or developments; (iv) changes to clinical trial designs and regulatory pathways; (v) changes in capital resource requirements; (vi) risks related to the inability of the Company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vii) legislative, regulatory, political and economic developments, and (viii) the effects of COVID-19 on clinical programs and business operations. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.  The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation.  Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future.  The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation  may not be reproduced or provided to any other person (other than your advisor) without our prior written consent.  By accepting delivery of this presentation, you agree to the foregoing and agree to return this presentation and any documents related thereto and any copies thereof to us or to destroy the same if you do not make an investment in any securities. The information contain within this presentation shall not, except as hereinafter provided, without the prior written consent of the Company, be disclosed by you or your representatives in any manner whatsoever, in whole or in part, and shall not be used by you or your representatives other than for the purpose of evaluating the transaction described herein.  By accepting delivery of this presentation you further acknowledge and agree aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material, nonpublic information from the issuer of the securities or any affiliate thereof and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance on such information for so long as the information remains material and non-public. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.  The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.   November 6, 2020

Agenda and Participants

Phase 2 Trial Topline Readout As Planned In 2Q21

- Topline VEGA-1 Phase 2 Clinical Trial Results for Nyxol and Low-Dose Pilocarpine in Presbyopia
- Presbyopia Market Opportunity
- Future Milestones
- Q&A

Participants

Mina Sooch, MBA, President and CEO

Mitch Brigell, PhD, Head of Clinical Development

Jay Pepose, MD, Medical Advisory Board & Corporate Board Member

Susan Benton, Corporate Board Member

Charlie Hoffmann, MBA, VP of Corporate Development and Operations

Amy Rabourn, MAcc, VP of Finance

3

Ocuphire Pipeline & Upcoming Milestones

Multiple Phase 3 & Phase 2 Clinical Data Readouts Anticipated Over The Next Year

	Product Candidate	Indication	Development Stage	Anticipated Milestones
Ocuphire-Focused Development	0.75% Nyxol® Eye Drop	Reversal of Mydriasis (RM)	Phase 3 – Positive Data Readout	Initiated Phase 3 MIRA-2 trial 4Q20; Topline data reported in 1Q21 (n=185)
			Phase 3	Initiate Phase 3 MIRA-3 trial 2H21; Data expected in early 2022 (n=330)
			Phase 3	Initiate Pediatric trial 2H21; Data expected in early 2022 (n=20)
	0.75% Nyxol® Eye Drop	Dim Light or Night Vision Disturbances (NVD)	Phase 3	Initiated Phase 3 LYNX-1 trial 4Q20; Data expected in 3Q21 (n=160)
	0.75% Nyxol® + Low-Dose 0.4% Pilocarpine Eye Drops	Presbyopia (P)	Phase 2 – Positive Data Readout	Initiated Phase 2 VEGA-1 trial 1Q21; Topline data reported in 2Q21 (n=150)
	APX3330 Oral Pill	Diabetic Retinopathy (DR)/ Macular Edema (DME)	Phase 2	Initiated Phase 2 ZETA-1 trial Apr21; Data expected by early 2022 (n=100)
Partnering-Focused Development	APX2009 Intravitreal	DME, Wet Age-Related Macular Degeneration (wAMD)	Pre-clinical	Next steps: IND enabling studies (with partner funding)

Note: 0.75% Nyxol (Phentolamine Ophthalmic Solution) is the same as 1% Nyxol (Phentolamine Mesylate Ophthalmic Solution)

4

Product Profile: Nyxol + Low-Dose Pilocarpine (LDP) Combo

Moderate Use of Iris Dilator And Iris Sphincter Muscles To Improve Near Vision

0.75%Nyxol

Iris Dilator Muscle Inhibition



Iris Sphincter Muscle Activation



0.4% LDP

- Active ingredient approved decades ago 505(b)(2)
- Novel MOA on iris dilator with 24+ hour durability with moderate 1+mm pupil reduction
- Chronic daily dosing of Nyxol at bedtime demonstrated no daytime redness
- Well-tolerated with no systemic effects
- Stable, preservative-free, single use vial


0.4%
Nyxol + LDP

- Active ingredient approved decades ago 505(b)(2)
- Known MOA on sphincter muscle with more potent miotic effects at approved doses (1%, 2%, 4%)
- Chronic daily dosing in daytime
- Low concentration avoids known tolerability issues:
  - headache and browache
  - redness
  - accommodative spasm causing loss of distance vision especially at night

5

Source: Ocuphire Clinical Trials (completed)

Potential 'Best in Class' Presbyopia Drop

Topline Results From Vega-1 Were Positive…

Nyxol + LDP Presbyopia Treatment is Differentiated:

- ✓ Statistically significant efficacy data
- ✓ Favorable safety profile
- ✓ Comfort and tolerability
- ✓ Fast onset
- ✓ Long duration
- ✓ Maintain good distance visual acuity (night/day)
- ✓ Novel tunable pupil modulation

6

Ocuphire PHARMA

   Nyxol®  Phentolamine Mesylate  NVD    P  Presbyopia  RM  Night Vision Disturbances  Reversal of Mydriasis  0.4%            +

 Topline VEGA-1 Phase 2 Results  Randomized, Multi-Center, Double-Masked, Placebo-Controlled Study of the Safety and Efficacy of Nyxol (0.75% Phentolamine Ophthalmic Solution) + 0.4% Low Dose Pilocarpine (LDP) for the Treatment of Presbyopia  Clinical trial NCT#04675151

Objectives and Key Eligibility Criteria

VEGA-1 (OPI-NYXP-201) Phase 2 Trial Evaluating Nyxol + LDP for Treatment of Presbyopia

Key Objectives

PRIMARY

- To evaluate the efficacy of Nyxol + LDP to improve DCNVA compared to Placebo alone in presbyopia subjects

KEY SECONDARY

- To evaluate the ocular and systemic safety of Nyxol + LDP and each component individually
- To evaluate multiple secondary visual acuity and pupil diameter endpoints

Key Eligibility Criteria

INCLUSION

- Males or females ≥ 40 and ≤ 64 years of age.
- BCDVA of 20/20 or better under photopic conditions
- DCNVA of 20/50 or worse under photopic conditions
- Binocular best-corrected near VA is 20/25 or better

EXCLUSION

- Clinically significant ocular disease
- Recent or current evidence of ocular infection or inflammation in either eye

9

Clinical trial NCT#04675151. BCDVA is Best Corrected Distance Visual Acuity and DCNVA is Distance Corrected Near Visual Acuity

Ocuphire

Presbyopia VEGA-1 Phase 2 Design

Randomized, Double-Masked, Placebo-Controlled One-Week Trial


VEGA-1
17 US sites
150 presbyopic patients
0.75% Nyxol
4 arms
Placebo
Randomization
Screening
Visit 1
Evening Dosing (3-4 doses)
Visit 2 (3 – 6 Days Later)
Treatment Arms
Baseline
Nyxol
LDP Drop
Nyxol + LDP
Baseline
Nyxol
No Treatment
Nyxol Alone
Baseline
Placebo
LDP Drop
LDP Alone
Baseline
Placebo
No Treatment
Placebo Alone

Phase 2 Enrollment Completed Feb to May 2021 – 150 Subjects

Reporting Topline Results as Guided by End of 2Q21

Endpoints

Primary: % of subjects with ≥ 3 lines of improvement in distance-corrected near visual acuity comparing Nyxol + LDP vs placebo alone at 1 hour

Secondary:

- % of subjects with ≥ 2 and ≥ 3 lines gained at time points from 30 min to 6 hours in photopic and mesopic lighting comparing Nyxol + LDP vs placebo, Nyxol alone, and LDP alone
- No loss of distance vision
- Pupil diameter at time points
- Safety and tolerability (redness)

10

Clinical trial NCT#04675151

 Patient Population – Subject Disposition  148/150 subjects completed the study (mITT)Only a single subject difference between mITT and PP populationPer Statistical Analysis Plan, all analyses performed on PP population with results being nearly identical for mITT  Source: VEGA-1 TLR Table 14.1.1 Subject Disposition   Per Protocol Population, mITT, And Safety Population Are Essentially Identical    Placebo Alone N (%)   Nyxol Alone N (%)  LDP Alone N (%)  Nyxol+LDP N (%)  Total N (%)              All Randomized Population (ARP)  45  30  31  44  150  Safety Population (SP)  45 (100%)  30 (100%)  31 (100%)  44 (100%)  150 (100%)  Modified Intention to Treat Population (mITT)  44 (98%)  30 (100%)  31 (100%)  43 (98%)  148 (99%)  Per Protocol Population (PP)  43 (96%)  30 (100%)  31 (100%)  43 (98%)  147 (98%)  Completed Study  44 (98%)  30 (100%)  31 (100%)  43 (98%)  148 (99%)  Discontinued Study Early  1 (2%)  0  0  1 (2%)  2 (1%)  P

 Demographics (PP Population)  Treatment And Placebo Arms Were Balanced In This Phase 2 Clinical Trial  Source: VEGA-1 TLR Table 14.1.2.2 Demographics and Baseline Characteristics (PP Population)  P    Placebo Alone N=43  Nyxol Alone N=30  LDP Alone N=31  Nyxol+LDP N=43  Total N=147              Age (years): Median (Range)  52 (42-62)  54 (41-60)  52 (44-64)  53 (43-63)  53 (41-64)  Sex: Male n (%) Female n (%)  15 (35%)28 (65%)  7 (23%)23 (77%)  13 (42%)18 (58%)  5 (12%)38 (88%)  40 (27%)107 (73%)  Race: White n (%)African American n (%)Asian n (%)Other* n (%)  37 (86%)4 (9%)2 (5%)0 (0%)  26 (87%)0 (0%)0 (0%)1 (3%)  28 (90%)1 (3%)6 (6%)1 (3%)  40 (93%)0 (0%)6 (6%)0 (0%)  131 (89%)3 (2%)11 (5%)2 (1%)  Dark Iris Color: n (%)  18 (42%)  12 (40%)  12 (39%)  18 (42%)  60 (41%)  Light Iris Color: n (%)  25 (58%)  18 (60%)  19 (61%)  25.1 (58%)  87 (59%)  * includes American Indian or Alaska Native; Native Hawaiian or Other Pacific Islander

 Baseline Characteristics Study Eye (PP Population)    Placebo Alone N=43  Nyxol AloneN=30  LDP Alone N=31  Nyxol+LDPN=43  TotalN=147  Baseline Characteristic            Photopic DCNVA Mean Letters read-Binocular (Snellen Equiv.)70 letters = 20/20   46 (20/63)  45 (20/63)  48(20/63)  46 (20/63)  46 (20/63)  Photopic BCDVA Mean Letters read-Binocular (Snellen Equiv.)55 letters = 20/20  62 (20/15)  61 (20/15)  60 (20/15)  61 (20/15)  61(20/15)  Photopic Pupil Diameter Mean (mm)  4.3  4.5  4.3  4.3  4.3  Mesopic Pupil Diameter Mean (mm)  5.1  5.0  5.0  5.1  5.1  IOP (mmHg)  13.5  14.8  13.9  14.4  14.1  Treatment Arms Were Balanced Across Key Ocular Measurements  Source: VEGA-1 TLR Table 14.1.2.2 Demographics and Baseline Characteristics (PP population). Snellen Conversion Chart.  P

   Primary Endpoint: % of Subjects ≥ 15 Letter Gain in Photopic DCNVA at 1 Hour  Primary Endpoint Was Met For Nyxol + LDP Gaining ≥ 15 Letters Near Vision In PP Population  VEGA-1 Phase 2 Trial  P  Source: VEGA-1 TLR Table 14.2.1.1 (mITT) and 14.2.1.2 (PP)Percent of Subjects With Improvement From Baseline in Photopic DCNVA by Time Point . 15 letters is 3 lines.  p=0.003  34% Placebo Adjusted Responders

 Secondary Endpoint: % of Subjects ≥ 10 Letter Gain In Photopic DCNVA At 1 Hour  Source: VEGA-1 TLR Table 14.2.1.1 (mITT) and 14.2.1.2 (PP) Percent of Subjects With Improvement From Baseline in Photopic DCNVA by Time Point. 10 letters is 2 lines.  Many Subjects Treated With Nyxol + LDP Gained A Clinically Meaningful ≥ 10 Letters     VEGA-1 Phase 2 Trial  P  p=0.006  p=0.007  30%Placebo Adjusted Responders  29%Placebo Adjusted Responders

 Secondary Endpoint: % of Subjects ≥ 15 Letter Gain At All Timepoints  Source: VEGA-1 TLR Table 14.2.1.2 Percent of Subjects with Improvement From Baseline in Photopic DCNVA by Time Point (PP Population). 15 letters is 3 lines.  Nyxol + LDP Had Strong Response With ≥ 15 Letter Gain From 30 Min To 6 Hours  P      Durable benefit over 6 hours  Rapid onset of efficacy      VEGA-1 Phase 2 Trial

 Source: VEGA-1 TLR Table 14.2.1.2 Percent of Subjects With Improvement From Baseline in Photopic DCNVA by Time Point (PP Population)   Similar Results Were Seen Monocularly For Study Eye And Fellow Eye On Primary Endpoint  Secondary Endpoint: % of Subjects ≥ 15 Letter Gain DCNVA (Monocular)    P    VEGA-1 Phase 2 Trial

2nd Endpoint: % of Subjects ≥ 15 Letter Gain In Near & ≤ 5 Letter Loss In Distance

Phase 3 Approval Endpoint Also Showed Early Onset Of Near Vision Gain Without Loss of Distance

VEGA-1 Phase 2 Trial

Statistics Compared to Nyxol+LDP arm
Powered for comparison to placebo whereas comparison to component arms were designed to inform the Phase 3 sample size



Percent of Subjects with 15 Letter Improvement in DCNVA and ≤ 5 Letter Loss in BCDVA Binocular
Percent of Subjects (%)
70%
60%
50%
40%
30%
20%
10%
0%
p=<0.0001
14%
61%
p=0.03
33%
p=0.008
26%
0.5
p=0.004
28%
61%
p=0.01
30%
p=0.2
42%
1
p=<0.0001
14%
63%
p=0.0009
20%
p=0.06
39%
2
Time (Hours)
Placebo (n=43)
Nyxol+LDP (n=43)
Nyxol (n=30)
LDP (n=31)

Source: VEGA-1 TLR Table 14.2.2.2 Percent of Subjects with >= 15 Letters of Improvement in Photopic DCNVA and < 5 Letters of Loss in Photopic Binocular BCDVA by Time Point (PP Population)

18

 Change in Photopic and Mesopic BCDVA at the 1-Hour Timepoint  Source: VEGA-1 TLR Table 14.2.8.1 and 14.2.10.1 Percent of Subjects With Improvement or Loss From Baseline in Photopic and Mesopic BCDVA by Time Point (PP)   Treatment With Nyxol And/Or LDP Did Not Reduce BCDVA And Had A Modest Beneficial Effect  P        VEGA-1 Phase 2 Trial

 Secondary Endpoint: Mean Pupil Diameter Over Time  Source: VEGA-1 TLR Table 14.2.12.1 Observed Values and Change from Baseline in Photopic Pupil Diameter by Time Point (PP Population)   Achieved Pupil Size ~2mm In Nyxol+LDP Consistent With 3-line Improvement In Near Vision  P  Statistics Compared to Nyxol+LDP arm   *p<0.05**p<0.01***p<0.0001

Secondary Endpoint: Safety Findings

Nyxol+LDP Combination Was Well Tolerated With A Favorable Safety Profile In VEGA-1 Trial

	Placebo Alone n=45	Nyxol Alone n=30	LDP Alone n=31	Nyxol+LDP n=44
Total Treatment Emergent Adverse Events (n)	4	18	13	**50**
TEAEs by Severity (n [%])				
Mild	1 (2.2%)	6 (20%)	6 (19.4%)	**13 (29.5%)**
Moderate	1 (2.2%)	0 (0%)	0 (0%)	**1 (2.3%)**
Severe	0 (0%)	0 (0%)	0 (0%)	**1 (2.3%)**
AEs Occurring in ≥ 5% of subjects (n [%])				
Instillation Site Pain (Mild)	1 (2.2%)	3 (10%)	0 (0%)	**4 (9.1%)**
Instillation Site Erythema (Mild)	0 (0%)	3 (10%)	2 (6.5%)	**5 (11.4%)**
Conjunctival Hyperemia (Mild)	0 (0%)	2 (6.7%)	0 (0%)	**2 (4.5%)**
Eye Disorders (Mild)	1 (2.2%)	2 (6.7%)	4 (12.9%)	**5 (11.4%)**

- No deaths, no serious AEs, and 1 withdrawal due to AEs (on Nyxol alone)
- **0% Headaches or Browaches reported for Nyxol+LDP and Nyxol alone**
- Only 1 subject in LDP alone arm reported mild headache
- Almost all AEs were mild and most common was mild instillation site discomfort
- **Distance visual acuity not adversely affected (as shown earlier)**
- No change in IOP

Source: VEGA-1 TLR Table 14.3.1.1 Overall Summary of Treatment Emergent Adverse Events (TEAE) (Safety Population)
Table 14.3.1.3 Treatment-Emergent Adverse Events (TEAE) by System Organ Class, Preferred Term, and Severity (Safety Population)

21

Ocuphire PHARMA

 Tolerability: Conjunctival Hyperemia (Redness) Score  Source: VEGA-1 TLR Table 14.3.3.2 Continuous Summary of Conjunctival Hyperemia by Time Point (Safety Population)     Minor Change (0.5 Point) In Redness Score Over The First 2 Hours In LDP Arms  P  Conjunctival Hyperemia CCLRU Scale for Reference

Summary of Positive VEGA-1 Phase 2 Results for Nyxol Eye Drops

Efficacy Data In Subjects With A Favorable Safety Profile In Presbyopia With Nyxol And Low Dose Pilocarpine

- **Met the primary endpoint** with statistical significance for binocular photopic near vision at 1 hour
  - 61% Nyxol + LDP gained 15 letters (3 lines) or more vs. 28% Placebo (33% Placebo Adjusted)
- **Met the Phase 3 co-primary endpoint** vs. placebo gaining 15 letters (3 lines) near vision with less than 5 letters of distance vision loss
- **Met many key secondary endpoints**
  - Rapid onset at 30 min
  - Durable near vision improvement through at least 6 hours
  - Nyxol+LDP was numerically better than each component through 2-hours
  - Sustained significant reduction in PD over at least 18 hours due the durability effects of Nyxol
  - Near vision efficacy seen monocularly and binocularly
  - Also, efficacy data in both light and dark iris colors
- **Favorable safety profile for Nyxol + LDP**
  - No serious AEs
  - No systemic AEs were observed in >5% subjects
  - No headaches, no browaches, and no blurry vision AEs were reported
  - Only mild, transient conjunctival hyperemia observed in <5% of subjects
- **Positive Phase 2 results lead to advancing Phase 3 presbyopia program**

23 VEGA-1 Topline Reports (TLR)

Next Steps

Ocuphire Plans To Present Full Results At ASCRS In July And Move Into Phase 3

VEGA-1 Presbyopia Presentation by Dr. Pepose at ASCRS on Sunday July 25, 2021 at 8:45am
ASCRS Paper ID 76645 SPS-204 Presbyopia Correcting IOL Comparisons, New Treatments and Studies
MBCR - Level 2, Lagoon EF

MIRA-2 Reversal of Mydriasis Presentation by Dr. Pepose at ASCRS on Monday July 26, 2021 at 4:25pm
ASCRS Paper ID 76599 SPS-316 Corneal Diagnostic Studies
MBCR - Level 2, Lagoon EF

Advance into Phase 3 Presbyopia Registration Trials in 2022 Towards a Potential NDA in 2023

24

 Presbyopia Market Opportunity

Presbyopia – Chronic Opportunity

Aging Population Drives Demand for Alternatives to Reading Glasses & Very Large Market

The Problem

- Lens loses ability to change shape when viewing objects up close as we age
- Dependence on reading glasses for intermittent and prolonged use
- Growing need for therapies that improve, rather than hinder, quality of life

"Effectively everyone over 40 will have the problems with reading."

Physician KOL

No Currently Approved Drug Therapies




120 M
Patients

~$5B Market Opportunity

Seeking Treatment Findings	
Patients requesting alternative to reading glasses	40%
Patients would consider an eye drop alternative	69%

26

Source: GlobalData Market Research Report, 2020

Presbyopia – Chronic Opportunity

Pupil Modulation Eye Drops May Replace Reading Glasses

Nyxol's Potential Differentiated Solution

- **"Pin-hole"** effect of Nyxol and low dose pilocarpine may improve near vision by increasing depth of focus as validated by other devices/therapies
- **More durable** combination of two miotics affecting different muscles (iris dilator and sphincter) involved in pupil size modulation
- **Tolerable** use with minimal side effects expected with chronic evening use of Nyxol

"This would just become part of my daily routine for my eyes to be able to see things up close. How convenient is that?"

Presbyopic Patient, age 49



Near
Far
FOCUS
Large Pupil
In focus
FOCUS
Pin-hole Pupil
In focus

27

Retinaeyedoctor.com, GlobalData Market Research Report, 2020

Ocuphire

Synergistic Effects of Nyxol + Low-Dose Pilocarpine (LDP) Combo

Nyxol + LDP Demonstrated Efficacy and a Favorable Safety Profile in VEGA-1 Trial

0.75%Nyxol

Iris Dilator Muscle Inhibition

~0.7 to 1+ mm Reduction in PD[1]

Average PD in photopic conditions is 3.5 to 4.5 mm





0.4%
Nyxol + LDP

1.5 to 2.5 mm PD reduction moves toward the pin-hole (1.6 to 2.5 mm, up to <3 mm)

≥ 3-line improvement in near vision expected



0.4%

~1 to 1.5+ mm Reduction in PD

Iris Sphincter Muscle Activation

0.4% LDP

Benefits of Nyxol + LDP:

- Observed longer durability of effect → inhibition of the dilator muscle with Nyxol may allow sphincter muscle to constrict without opposition and the long-acting effects of Nyxol
- Lower dose of pilocarpine showed a moderate miotic effect on sphincter muscle
- Lower dose of pilocarpine showed reduced known side effects such as headaches, browaches, and day/night distance loss

28

Source: Ocuphire Clinical Trials

Ocuphire PHARMA

Presbyopia Eye Drops Competitive Landscape

Validation of Pupil Modulating Drops Achieving Pin-Hole Effect & Efficacy, Many with Pilocarpine



Other Cholinergic Agonists*
Pupil modulation MOA
Soften lens MOA
Combination drugs
*act on sphincter and ciliary muscles in dose-dependent manner
Visus (Brimochol®; brimonidine + carbachol)
Lenz (PRX-100; aceclidine)
Novartis (EV-06)
Orasis (CSF-1; Low dose pilo)
NDA
Allergan (AGN-190584; 1.25% pilo)
Cholinergic Agonist* (pilocarpine)
Ocuphire (0.75% Nyxol + 0.4% pilo)
Phase 3
Eyenovia (MicroLine; 1 or 2% pilo)
Alpha Antagonist & pilocarpine*
Phase 2
Phase 1

Ocuphire is differentiated by using both the dilator and sphincter muscles moderately to reach a pin-hole pupil size

29

Corporate Websites, Grzybowski, A, Markeviciute A, Zemaitiene R. A Review of Pharmacological Presbyopia Treatment. 2020

Potential 'Best in Class' Presbyopia Drop

Competitive Approaches Limited by Safety/Tolerability, Durability, and Poor Distance Night Vision

Nyxol + LDP Presbyopia Treatment is Differentiated:

- ✓ Statistically significant efficacy data
- ✓ Favorable safety profile
- ✓ Comfort and tolerability
- ✓ Fast onset
- ✓ Long duration
- ✓ Maintain good distance visual acuity (night/day)
- ✓ Novel tunable pupil modulation

30

Ocuphire PHARMA

 Future Milestones

2021 to 2022 Ocuphire Cadence of Milestones

Multiple Data Catalysts On Path To NDA(s)

2020

- ✓ Completion of APX3330 License
- ✓ ARVO 2020 Presentation for MIRA-1 & ORION-1
- ✓ FDA EOP2 Meeting May 2020
- ✓ Completion of Transaction (Nasdaq: OCUP) and concurrent $20M financing
- ✓ Initiate Phase 3 RM Trial
- ✓ Initiate Phase 3 NVD Trial
- ✓ Complete Nyxol Market Research
- ✓ Journal Publications

1H 2021

- ✓ Enrollment of Phase 3 RM Trial
- ✓ Initiate Phase 2 Presbyopia Trial
- ✓ **Report Positive Phase 3 Data for RM**
- ✓ Initiate Phase 2 DR/DME Trial
- ✓ Enrollment of Phase 2 Presbyopia Trial
- ✓ New Patent Claims
- ✓ Closed $15M registered direct offering
- ✓ **Report Positive Phase 2 Data for Presbyopia**

2H 2021

- ❑ ASCRS 2021 Presentation for MIRA-2 & VEGA-1
- ❑ **Initiate 2nd P3 RM and Pediatric RM trial for NDA**
- ❑ Enrollment of Phase 3 NVD Trial
- ❑ **Report Phase 3 Data for NVD**
- ❑ Enrollment of Phase 2 DR/DME Trial
- ❑ Industry Conferences & Publications
- ❑ Manufacture 3xRegistration Batches for Nyxol Blow-Fill-Seal (BFS) Eye Drops
- ❑ Complete 6-month Rabbit Tox Study

2022*

- ❑ **Report 2nd Ph3 RM Trial**
- ❑ **Report Pediatric RM trial**
- ❑ **Report Phase 2 Data for DR/DME**
- ❑ Initiate 2 Phase 3 Presbyopia Trials
- ❑ Initiate Chronic Ph3 Safety Trial (Nyxol /LDP)
- ❑ Complete 1 year CMC stability on 3xreg batches
- ❑ **Submit Nyxol NDA filing for RM in late 2022**
- ❑ Manufacture Commercial Batches of Nyxol Eye Drop

2023*

- ❑ Report Phase 3 Data for Presbyopia Trials
- ❑ Potential NDA for Nyxol in RM
- ❑ Potential Commercial Launch of Nyxol in US
- ❑ **Submit NDA filing for Nyxol for Presbyopia in 2023**

Ongoing partnering discussions with leading ophthalmic companies (including European and Asian players)

**Additional Studies for NVD and DR based on Data Readouts*

32

Ocuphire

www.ocuphire.comir@ocuphire.com     Q&A